UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2004

Freescale Semiconductor, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512.895.2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Effective December 2, 2004, the Board of Directors of Freescale Semiconductor, Inc. (the "Company") established the Freescale Conversion Plan of 2004. Concurrent with the distribution by Motorola, Inc. ("Motorola") to its stockholders of its remaining equity interest in the Company, all unvested Motorola stock options held by the Company's employees are being converted into Company stock options (the "Converted Options") to purchase Class A Common Stock of the Company, par value $0.01 per share (the "Class A Stock"), under the Freescale Conversion Plan of 2004. A copy of the Freescale Conversion Plan of 2004 is being filed with this Form 8-K as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits.

4.1 Freescale Conversion Plan of 2004, previously filed as Exhibit 4.4 to the Registration Statement on Form S-8, dated December 3, 2004, and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor, Inc.

December 3, 2004	By:	/s/ John D. Torres

Name: John D. Torres
Title: Senior Vice President, General Counsel & Secretary